EXHIBIT 10.26

AMENDMENT NO. 1 TO WARRANT

THIS AMENDMENT NO. 1 TO WARRANT (the “Amendment”) is made as of the16th day of March 2015, by Midwest Energy Emissions Corp., a Delaware corporation, (the “Borrower”) in favor of AC Energy Midwest LLC, a Delaware limited liability company (the “Lender”).

R E C I T A L S:

A. Borrower, MES, Inc., a North Dakota corporation (“Guarantor”) and Lender entered into that certain Financing Agreement dated as of August 14, 2014 (the “Financing Agreement”), pursuant to which Financing Agreement the Lender has made certain financial accommodations to Borrower, as evidenced by that certain Senior Secured Convertible Note dated as of August 14, 2014 in the original principal amount of $10,000,000 (the “Note”), which financial accommodations were guaranteed by the Guarantor pursuant to the Financing Agreement.

B. In connection with the Financing Agreement, the Borrower issued to the Lender a warrant which entities the Lender to purchase 12,500,000 shares of the Borrower’s common stock as evidenced by that certain Warrant executed by the Borrower in favor of the Lender dated of August 14, 2014 (the “Warrant”).

C. Borrower and the Guarantor have requested from the Lender (i) a modification of various financial and other covenants and provisions as set forth in the Financing Agreement and (ii) a waiver of a violation by the Borrower of the Minimum SG&A or Minimum Units Contracted covenant set forth in Section 8.1(b) of the Financing Agreement and the Lender has agreed pursuant and subject to the terms and conditions set forth in that certain Waiver and Amendment to Financing Agreement and Reaffirmation of Guaranty by and among the Borrower, the Guarantor and the Lender dated as of March 16, 2015 (the “Financing Agreement Amendment”).

D. As a condition precedent to the effectiveness of the Financing Agreement Amendment the Lender is requiring and the Borrower agree to amend the Warrant as set forth in this Amendment.

NOW THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower s agrees as follows:

1.  Incorporation of Recitals/Defined Terms. All the recitals contained herein and in the Warrant are hereby incorporated into and made a part of this Amendment. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Warrant. All references in the Financing Agreement, as amended by the Financing Agreement Amendment and the other Transaction Documents (as such term if defined in the Financing Agreement) shall be deemed to include the Warrant as amended by this Amendment.

2.  Revised Definition of Exercise Price. The definition of the term “Exercise Price” as set forth in Section 1.1 of the Warrant is hereby amended and restated in its entirety and is replaced with the following:

“Exercise Price” has the meaning set forth in Section 3(b).

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3.  Revised Exercise Price of Warrant. Section 3.1(b) of the Warrant is hereby amended and restated in its entirety and is replaced with the following:

(b)

Exercise Price. This Warrant may be exercised at a price equal to $.50 per share, as the same may be adjusted proportionately from time to time upon the occurrence of the adjustment events set forth in Section 4 below.

4.  Continuing Obligations. Except as expressly amended and modified by this Amendment, the Warrant is and shall continue to be in full force and effect in accordance with the terms thereof.

5.  Successors and Assigns. This Amendment shall be binding on Borrower, its successors and assigns, and shall inure to the benefit of Lender, and its successors and assigns.

6.  Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York (without giving effect to New York conflicts or choice of law provisions).

7.  Payment of Expenses. Borrower shall pay all reasonable expenses (including reasonable attorneys’ fees) incurred by Lender in connection with this Amendment.

8.  Counterparts/Electronic Signatures. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile or other electronic signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or electronic signature.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to Warrant effective as of the day and year first above written.

MIDWEST ENERGY EMISSIONS CORP., a Delaware corporation

By:	/s/ Richard H Gross
Name:	Richard H Gross
Title:	Chief Financial Officer

Acknowledged and Agreed:

AC MIDWEST ENERGY LLC, a Delaware limited liability company

By:	/s/ Paul Schaffer
Name:	Paul Schaffer
Title:	Secretary / Treasurer

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